SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  March 11, 1998
(Date of earliest event reported)

Commission File No. 333-40467

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of December 1, 1997, relating to the Life Financial Home Loan Owner Trust 1997-3, Home Loan Asset Backed Notes, Series 1997-3)



                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
--------------------------------------------------------------------------------



        Delaware                                         06-1204982
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)



1285 Avenue of the Americas
New York, New York                                         10019
--------------------------------------------------------------------------------
Address of principal executive offices                   (Zip Code)



                                 (212) 713-2000
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code



--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.  Other Events
         ------------

     On March 11,  1998  Life  Financial  Home  Loan  Owner  Trust  1997-3  (the
"Issuer")  completed the purchase of the  Subsequent  Loans  pursuant to Section
2.06 of the Sale and Servicing Agreement, dated as of December 1, 1997 (the "Sale and Servicing Agreement") among the Issuer, PaineWebber Mortgage Acceptance Corporation IV, a Delaware corporation (the "Registrant"), Life Investment Holdings, Inc. (the "Transferor"), and Norwest Bank Minnesota,
National Association (the "Indenture Trustee"). The Subsequent Loans were transferred to the Issuer pursuant to the Subsequent Transfer Agreement, dated as of March 11, 1998 (the "Subsequent Transfer Agreement"), among the Transferor, the Issuer and the Indenture Trustee. Attached as Exhibit 99 are certain characteristics of the Initial Loans as of February 28, 1998 and the Subsequent Loans as of March 3, 1998 (with respect to each, the "Cut-Off Date"). Because the characteristics of the Initial Loans are shown as of February 28, 1998, the principal balances that are shown for the Pool are likely to be higher than if such characteristics were shown as of March 3, 1998 since any principal payments and prepayments made on the Initial Loans between March 1, 1998 and March 3, 1998 are not reflected in the attached Exhibit 99.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Sale and Servicing Agreement.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------------                               -----------

       99                                 Description of the Loans

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   PAINEWEBBER MORTGAGE
                                                   ACCEPTANCE CORPORATION IV


March 13, 1998


                                                   By:  /s/ Joseph Piscina
                                                        -------------------
                                                        Joseph Piscina
                                                        Director

                                INDEX TO EXHIBITS
                                -----------------


                                                                   Paper (P) or
Exhibit No.                       Description                     Electronic (E)
-----------                       ------------                    --------------
    99                      Description of the Loans                    E

                                   Exhibit 99
                                   ----------

     The Loans included in the Pool have the characteristics set forth below and in the tables beginnings on the following page. Unless otherwise indicated, all percentages and weighted averages are percentages and weighted averages of the Cut-Off Date Pool Principal Balance.


Loan Statistics

     As of the Cut-Off Date, the Loans consisted of 7,379 Loans with an aggregate Principal Balance totaling $247,309,365 (the "Pool Principal Balance"). As of the Cut-Off Date, Adjustable Rate Loans represented 6.64% of the Statistic Principal Balance and the remainder of the Loans have fixed Loan Rates ("Fixed Rate Loans"). The Principal Balances of the Loans range from $895 to $91,221 and average $33,515. As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Loans was approximately 217 months and the weighted average number of months that have elapsed since origination was 5 months. As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Loans was approximately 110.30%, with the highest Combined Loan-to-Value Ratio being 135.00%. As of the Cut-Off Date, 5,361 of the Loans (representing approximately 75.52% of the Pool Principal Balance) had a Combined Loan-to-Value Ratio in excess of 100%.

     Each Adjustable Rate Loan bears interest at an adjustable rate. The interest rate borne by substantially all of the Adjustable Rate Loans first adjust on the date set forth in the related Note for the Adjustable Rate Loans and then every six months thereafter (each such date thereafter, a "Change Date"). The Loan Rate with respect to each Adjustable Rate Loan will adjust on each applicable Change Date to equal the sum of (i) the London Interbank Offered Rate for six-month U.S. dollar deposits (the "LIBOR Index") either as announced by FNMA, and available as of the date 45 days before each Change Date, or as published in The Wall Street Journal generally on a day of the month preceding the month of the Change Date and (ii) the gross margin (the "Gross Margin") set forth in the related Note subject to rounding and to the effects of the Periodic Rate Cap, the applicable Lifetime Cap and the applicable Lifetime Floor.

     The Loans that are Fixed Rate Loans bear interest at fixed Loan Rates that ranged from approximately 9.100% to approximately 18.490% per annum as of the Cut-Off Date. The weighted average Loan Rate for the Loans that are Fixed Rate Loans was approximately 14.014% per annum as of the Cut-Off Date.

     As of the Cut-Off Date, the Loan Rates for the Adjustable Rate Loans ranged from 9.250% to 14.475% and the Gross Margins for the Adjustable Rate Loans ranged from 4.500% to 9.875%. As of the Cut-Off Date, the weighted average Loan Rate of the Adjustable Rate Loans was 11.596% and the weighted average Gross Margin of the Adjustable Rate Loans was approximately 6.814%. The "Periodic Rate Cap" limits changes in the Loan Rate for each Adjustable Rate Loan on each Change Date to 150 basis points in the case of Adjustable Rate Loans based on a LIBOR Index. The "Lifetime Cap" for each Adjustable Rate Loan is the rate which is generally 600 basis points greater than the initial Loan Rate for such Adjustable Rate Loan, and the "Lifetime Floor" is the lowest rate to which the Loan Rate can adjust for such Adjustable Rate Loan. As of the Cut-Off Date, the Lifetime Caps of the Adjustable Rate Loans ranged from 12.800% to 20.000% and the Lifetime Floors of the Adjustable Rate Loans ranged from 9.250% to 14.475%. As of the Cut-Off Date, the weighted average Lifetime Cap of the Adjustable Rate Loans was approximately 17.620% and the weighted average Lifetime Floor was approximately 11.595%. As of the Cut-Off Date, the number of months to the next Change Date of the Adjustable Rate Loans ranged from one month to six months. As of the Cut-Off Date, the weighted average months to next Change Date was approximately 4 months. The Adjustable Rate Loans do not provide for negative amortization.

     As of the Cut-Off Date, no Loan was scheduled to mature later than March 2023.

     As of the Cut-Off Date, 100% of the Loans (by Pool Principal Balance) were secured by Mortgaged Properties represented by the related Obligors to be owner-occupied.

     As of the Cut-Off Date, 66 of the Loans were 30 days or more past due. The weighted average Credit Score for the Loans was 674.

     The following tables are based on certain statistical characteristics with respect to the Loans as of the applicable Cut-Off Date. The sum of the dollar amounts and percentages in the following tables may not equal the totals due to rounding.

                    Geographic Distribution of Initial Loans

                                                                        % of Total by
                           Number                                         Aggregate
                             of                 Aggregate                 Principal
       State               Loans            Principal Balance              Balance
       -----               ------           -----------------           -------------
Alabama...................   404              $ 12,147,438                  4.91%
Alaska....................     3                   127,655                  0.05
Arizona...................   248                 8,757,777                  3.54
Arkansas..................    19                   645,788                  0.26
California................ 1,015                38,100,030                 15.41
Colorado..................   175                 6,332,354                  2.56
Connecticut...............    40                 1,346,394                  0.54
Delaware..................    32                 1,035,781                  0.42
District of Columbia......    12                   392,584                  0.16
Florida...................   440                14,620,599                  5.91
Georgia...................   296                 9,981,560                  4.04
Hawaii....................    41                 1,665,003                  0.67
Idaho.....................    89                 2,822,307                  1.14
Illinois..................   140                 4,754,040                  1.92
Indiana...................   157                 4,840,915                  1.96
Iowa......................    38                 1,077,323                  0.44
Kansas....................   251                 7,684,456                  3.11
Kentucky..................    38                 1,062,767                  0.43
Maine.....................     8                   280,868                  0.11
Maryland..................   427                15,716,439                  6.35
Massachusetts.............    27                   968,747                  0.39
Michigan..................   111                 3,176,010                  1.28
Minnesota.................    65                 2,121,232                  0.86
Mississippi...............     7                   252,747                  0.10
Missouri..................   255                 7,824,884                  3.16
Montana...................    55                 1,929,961                  0.78
Nebraska..................    46                 1,449,294                  0.59
Nevada....................   137                 4,780,714                  1.93
New Hampshire.............     6                   137,863                  0.06
New Jersey................    50                 1,806,854                  0.73
New Mexico................    47                 1,585,347                  0.64
New York..................    40                 1,259,820                  0.51
North Carolina............   418                13,594,208                  5.50
Ohio......................   380                11,852,165                  4.79
Oklahoma..................   456                14,143,565                  5.72
Oregon....................    62                 2,335,779                  0.94
Pennsylvania..............    95                 3,152,133                  1.27
Rhode Island..............    28                   861,933                  0.35
South Carolina............   115                 3,690,133                  1.49
South Dakota..............     6                   227,124                  0.09
Tennessee.................    94                 2,863,261                  1.16
Texas.....................     2                    37,225                  0.02
Utah......................   127                 4,361,728                  1.76
Vermont...................     6                   179,598                  0.07
Virginia..................   687                23,060,346                  9.32
Washington................   107                 3,759,216                  1.52
West Virginia.............     1                    47,892                  0.02
Wisconsin.................    53                 1,617,842                  0.65
Wyoming...................    23                   839,667                  0.34
                           -----              ------------                -------
     Total................ 7,379              $247,309,365                100.00%
                           =====              ============                =======

                     Principal Balances of Fixed Rate Loans

                                                                           % of
                                                                         Total by
                                                                         Aggregate
                           Number                                        Principal
  Range of Principal         of           Aggregate Principal          Balance Fixed
       Balances            Loans        Balance Fixed Rate Loans        Rate Loans
  ------------------       ------       ------------------------       -------------
$ 2,500.00 or less........     2              $      2,117                  0.00%
$ 2,500.01 -  $10,000.....    20                   195,848                  0.08
$10,000.01 -  $20,000.....   791                13,394,229                  5.80
$20,000.01 -  $30,000..... 2,014                51,541,316                 22.32
$30,000.01 -  $40,000..... 2,580                91,043,544                 39.43
$40,000.01 -  $50,000.....   912                41,974,051                 18.18
$50,000.01 -  $60,000.....   381                21,299,415                  9.22
$60,000.01 -  $70,000.....   141                 9,212,307                  3.99
$70,000.01 -  $80,000.....    28                 2,062,692                  0.89
$80,000.01 -  $90,000.....     1                    81,046                  0.04
$90,000.01 - $100,000.....     1                    91,221                  0.04
                           -----              ------------                -------
     Total................ 6,871              $230,897,786                100.00%
                           =====              ============                =======

     As of the Cut-Off Date, the average Principal Balance of the Loans that are Fixed Rate Loans was $33,605.



                   Principal Balances of Adjustable Rate Loans

                                                                            % of
                                                                          Total by
                                                                         Aggregate
                                                                         Principal
                           Number               Aggregate                Balance of
 Range of Principal          of           Principal Balance of           Adjustable
      Balances             Loans          Adjustable Rate Loans          Rate Loans
 ------------------        ------         ---------------------          ----------
$ 2,500.01 - $10,000......     1               $     9,955                  0.06%
$10,000.01 - $20,000......    82                 1,360,426                  8.29
$20,000.01 - $30,000......   129                 3,245,029                 19.77
$30,000.01 - $40,000......   221                 7,803,146                 47.55
$40,000.01 - $50,000......    35                 1,626,086                  9.91
$50,000.01 - $60,000......    32                 1,821,265                 11.10
$60,000.01 - $70,000......     7                   466,925                  2.85
$70,000.01 - $80,000......     1                    78,746                  0.48
                             ---               -----------                -------
     Total................   508               $16,411,579                100.00%
                             ===               ===========                =======

     As of the Cut-Off Date, the average Principal Balance of the Loans that are Adjustable Rate Loans was $32,306.

                         Loan Rates of Fixed Rate Loans

                                                                            % of
                                                                          Total by
                                                                         Aggregate
                                                                         Principal
                           Number              Aggregate                 Balance of
                             of           Principal Balance of             Fixed
Range of Loan Rates        Loans            Fixed Rate Loans             Rate Loans
-------------------        ------         --------------------           ----------
  9.001% -  9.500%........     2              $     68,567                  0.03%
  9.501% - 10.000%........    11                   361,623                  0.16
 10.001% - 10.500%........     4                   106,297                  0.05
 10.501% - 11.000%........     4                   101,503                  0.04
 11.001% - 11.500%........    49                 1,543,756                  0.67
 11.501% - 12.000%........   266                 9,717,593                  4.21
 12.001% - 12.500%........   416                14,885,600                  6.45
 12.501% - 13.000%........   857                29,957,976                 12.97
 13.001% - 13.500%........   865                29,704,883                 12.86
 13.501% - 14.000%........ 1,243                42,803,553                 18.54
 14.001% - 14.500%........   908                30,029,464                 13.01
 14.501% - 15.000%........   962                31,811,661                 13.78
 15.001% - 15.500%........   511                16,239,111                  7.03
 15.501% - 16.000%........   456                14,227,993                  6.16
 16.001% - 16.500%........   132                 3,937,002                  1.71
 16.501% - 17.000%........   133                 3,926,725                  1.70
 17.001% - 17.500%........    29                   856,500                  0.37
 17.501% - 18.000%........    21                   562,581                  0.24
 18.001% - 18.500%........     2                    55,397                  0.02
                           -----              ------------                -------
     Total................ 6,871              $230,897,786                100.00%
                           =====              ============                =======

     As of the Cut-Off Date, the weighted average Loan Rate of the Initial Loans that are Fixed Rate Loans was approximately 14.014% per annum.

                       Loan Rates of Adjustable Rate Loans

                                                                            % of
                                                                          Total By
                                                                         Aggregate
                                                                         Principal
                           Number               Aggregate                Balance of
                             of           Principal Balance of           Adjustable
Range of Loan Rates        Loans          Adjustable Rate Loans          Rate Loans
-------------------        ------         ---------------------          ----------
  9.001% -  9.500%........     3               $    88,192                  0.54%
  9.501% - 10.000%........    25                   786,384                  4.79
 10.001% - 10.500%........    43                 1,368,533                  8.34
 10.501% - 11.000%........    78                 2,703,398                 16.47
 11.001% - 11.500%........    80                 2,473,070                 15.07
 11.501% - 12.000%........   111                 3,689,023                 22.48
 12.001% - 12.500%........    70                 2,268,843                 13.82
 12.501% - 13.000%........    63                 2,000,101                 12.19
 13.001% - 13.500%........    25                   782,097                  4.77
 13.501% - 14.000%........     9                   235,939                  1.44
 14.001% - 14.500%........     1                    16,000                  0.10
                             ---               -----------                -------
     Total................   508               $16,411,579                100.00%
                             ===               ===========                =======

     As of the Cut-Off Date, the weighted average Loan Rate of the Loans that are Adjustable Rate Loans was approximately 11.596% per annum.



                                  Gross Margins

                                                Aggregate         % of Total by Aggregate
                          Number of       Principal Balance of     Principal Balance of
   Loan Rate            Initial Loans     Adjustable Rate Loans    Adjustable Rate Loans
   ---------            -------------     ---------------------   -----------------------
4.000% to 4.999%.......        7               $   180,866                  1.10%
5.000% to 5.999%.......      101                 3,270,066                 19.93
6.000% to 6.999%.......      164                 5,601,928                 34.13
7.000% to 7.999%.......      170                 5,426,615                 33.07
8.000% to 8.999%.......       52                 1,574,027                  9.59
9.000% to 9.999%.......       14                   358,077                  2.18
                             ---               -----------                -------
     Total.............      508               $16,411,579                100.00%
                             ===               ===========                =======

     As of the Cut-Off Date, the weighted average Gross Margin for the Loans that are Adjustable Rate Loans was 6.814%.

                                  Lifetime Caps

                                                 Aggregate         % of Total by Aggregate
                          Number of        Principal Balance of     Principal Balance of
    Lifetime Cap        Initial Loans      Adjustable Rate Loans    Adjustable Rate Loans
    ------------        -------------      ---------------------   -----------------------
12.501% - 13.000%......        1                $   26,040                  0.16%
14.501% - 15.000%......        1                    21,890                  0.13
15.001% - 15.500%......        3                    88,192                  0.54
15.501% - 16.000%......       23                   729,494                  4.44
16.001% - 16.500%......       37                 1,165,461                  7.10
16.501% - 17.000%......       74                 2,501,727                 15.24
17.001% - 17.500%......       75                 2,341,431                 14.27
17.501% - 18.000%......      136                 4,547,156                 27.71
18.001% - 18.500%......       68                 2,205,123                 13.44
18.501% - 19.000%......       58                 1,823,213                 11.11
19.001% - 19.500%......       24                   747,160                  4.55
greater than 19.500%...        8                   214,692                  1.31
                             ---               -----------                -------
     Total.............      508               $16,411,579                100.00%
                             ===               ===========                =======

     As of the Cut-Off Date, the weighted average Lifetime Cap for the Loans that are Adjustable Rate Loans was 17.620%.



                                 Lifetime Floors

                                                Aggregate         % of Total by Aggregate
                          Number of       Principal Balance of     Principal Balance of
 Lifetime Floor         Initial Loans     Adjustable Rate Loans    Adjustable Rate Loans
 --------------         -------------     ---------------------   -----------------------
 9.001% -  9.500%......        3               $    88,192                  0.54%
 9.501% - 10.000%......       25                   786,384                  4.79
10.001% - 10.500%......       43                 1,368,533                  8.34
10.501% - 11.000%......       79                 2,728,217                 16.62
11.001% - 11.500%......       80                 2,473,070                 15.07
11.501% - 12.000%......      111                 3,689,023                 22.48
12.001% - 12.500%......       70                 2,265,270                 13.80
12.501% - 13.000%......       62                 1,950,386                 11.88
13.001% - 13.500%......       25                   782,097                  4.77
13.501% - 14.000%......        9                   264,407                  1.61
14.001% - 14.500%......        1                    16,000                  0.10
                             ---               -----------                -------
     Total.............      508               $16,411,579                100.00%
                             ===               ===========                =======

     As of the Cut-Off Date, the weighted average Lifetime Floor for the Loans that are Adjustable Rate Loans was 11.595%.



                                  Lien Priority

                                                                       % of Total by
                           Number                                        Aggregate
                             of                 Aggregate                Principal
Lien Priority              Loans            Principal Balance             Balance
-------------              ------           -----------------          -------------
 First Lien...............     5              $    181,236                  0.07%
 Second Lien.............. 7,374               247,128,129                 99.93
                           -----              ------------                -------
     Total................ 7,379              $247,309,365                100.00%
                           =====              ============                =======

                          Combined Loan-to-Value Ratios

                                                                       % of Total by
                           Number                                       Aggregated
 Range of Combined           of                 Aggregate                Principal
Loan-to-Value Ratios       Loans            Principal Balance             Balance
--------------------       ------           -----------------          -------------
   5.01% -  10.00%........     1              $     12,261                  0.00%
  10.01% -  15.00%........    10                   243,886                  0.10
  15.01% -  20.00%........    27                   774,133                  0.31
  20.01% -  25.00%........    38                 1,068,138                  0.43
  25.01% -  30.00%........    50                 1,707,939                  0.69
  30.01% -  35.00%........    55                 1,887,416                  0.76
  35.01% -  40.00%........    52                 1,931,026                  0.78
  40.01% -  45.00%........    34                 1,345,961                  0.54
  45.01% -  50.00%........    20                   757,945                  0.31
  50.01% -  55.00%........    14                   633,769                  0.26
  55.01% -  60.00%........    13                   458,972                  0.19
  60.01% -  65.00%........    19                   715,328                  0.29
  65.01% -  70.00%........    13                   405,068                  0.16
  70.01% -  75.00%........    14                   399,407                  0.16
  75.01% -  80.00%........    32                   852,484                  0.34
  80.01% -  85.00%........    62                 1,692,521                  0.68
  85.01% -  90.00%........   156                 4,290,988                  1.74
  90.01% -  95.00%........   381                10,764,374                  4.35
  95.01% - 100.00%........ 1,027                30,598,492                 12.37
 100.01% - 105.00%........   382                11,689,117                  4.73
 105.01% - 110.00%........   628                20,144,727                  8.15
 110.01% - 115.00%........   829                27,152,509                 10.98
 115.01% - 120.00%........ 1,024                36,137,204                 14.61
 120.01% - 125.00%........ 1,648                59,546,153                 24.08
 125.01% - 130.00%........   332                12,580,462                  5.09
 130.01% - 135.00%........   518                19,519,085                  7.89
                           -----              ------------                -------
     Total................ 7,379              $247,309,365                100.00%
                           =====              ============                =======

     As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Loans was approximately 110.30%.



                            Months Since Origination

                                                                       % of Total by
                           Number                                        Aggregate
  Loan Age                   of                 Aggregate                Principal
 (in months)               Loans            Principal Balance             Balance
 -----------               ------           -----------------          -------------
Less than one.............   371              $ 13,027,936                  5.27%
1 - 3..................... 2,936                96,732,052                 39.11
4 - 6..................... 2,141                70,973,059                 28.70
7 - 9..................... 1,321                46,160,677                 18.67
10 or greater.............   610                20,415,641                  8.26
                           -----              ------------                -------
     Total................ 7,379              $247,309,365                100.00%
                           =====              ============                =======

     As of the Cut-Off Date, the weighted average number of months since origination of the Loans was 5 months.



                           Remaining Terms to Maturity

 Range of
 Remaining                                                             % of Total by
 Terms to                  Number                                        Aggregate
 Maturity                    of                 Aggregate                Principal
(in months)                Loans            Principal Balance             Balance
-----------                ------           -----------------          -------------
  31 -  60................    26              $    543,341                  0.22%
  61 -  90................    22                   480,644                  0.19
  91 - 120................   202                 5,410,447                  2.19
 121 - 150................    12                   340,475                  0.14
 151 - 180................ 3,599               113,934,007                 46.07
 181 - 210................     2                    49,867                  0.02
 211 - 240................ 2,031                73,716,681                 29.81
 271 - 300................ 1,485                52,833,923                 21.36
                           -----              ------------                -------
     Total................ 7,379              $247,309,365                100.00%
                           =====              ============                =======

     As of the Cut-Off Date, the weighted average remaining term to maturity of the Loans was approximately 217 months.



                           Original Terms to Maturity

 Original                                                              % of Total by
  Term to                  Number                                        Aggregate
 Maturity                    of                 Aggregate                Principal
(in months)                Loans            Principal Balance             Balance
-----------                ------           -----------------          _____________
  31 -  60................    25              $    524,947                  0.21%
  61 -  90................    17                   340,182                  0.14
  91 - 120................   208                 5,569,303                  2.25
 121 - 150................    11                   306,066                  0.12
 151 - 180................ 3,600               113,968,416                 46.08
 181 - 210................     1                    21,837                  0.01
 211 - 240................ 2,032                73,744,691                 29.82
 271 - 300................ 1,485                52,833,923                 21.36
                           -----              ------------                -------
     Total................ 7,379              $247,309,365                100.00%
                           =====              ============                =======

     As of the Cut-Off Date, the weighted average original term to maturity of the Loans was approximately 222 months.

                                  Credit Score

                                                                       % of Total by
                           Number                                        Aggregate
Range of                     of                 Aggregate                Principal
Credit Scores              Loans            Principal Balance             Balance
-------------              ------           -----------------          -------------
Less than 600.............     7              $    190,451                  0.08%
600 to 609................     8                   231,907                  0.09
610 to 619................    31                   809,572                  0.33
620 to 629................   488                13,898,913                  5.62
630 to 639................   564                16,672,454                  6.74
640 to 649................   973                31,217,414                 12.62
650 to 659................   962                30,602,393                 12.37
660 to 669................   865                29,560,784                 11.95
670 to 679................   809                28,998,246                 11.73
680 to 689................   634                22,192,509                  8.97
690 to 699................   530                19,353,598                  7.83
700 to 709................   454                17,067,645                  6.90
710 to 719................   362                12,615,998                  5.10
720 to 729................   232                 8,110,582                  3.28
730 to 739................   165                 5,794,321                  2.34
740 to 749................   106                 3,643,714                  1.47
750 to 759................    71                 2,516,184                  1.02
760 to 769................    60                 1,831,784                  0.74
770 to 779................    28                   902,882                  0.37
780 to 789................    17                   632,123                  0.26
790 to 799................     9                   282,643                  0.11
800 to 999................     4                   183,245                  0.07
                           -----              ------------                -------
     Total................ 7,379              $247,309,365                100.00%
                           =====              ============                =======

     As of the Cut-Off Date, the weighted average Credit Score was approximately 674.